UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

CHAMPION COMMUNICATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-12565	76-0448005
(Commission File Number)	(IRS Employer Identification No.)

1610 Woodstead Court, Suite 330 The Woodlands, Texas 77380 (Address of principal executive office, including zip code)

(281) 362-0144 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 22, 2006, Peter F. Dicks and James H. Grossman resigned from the board of directors (the “Board”) of Champion Communication Services, Inc. (the “Company”). Mr. Dicks and Mr. Grossman were both members of the audit and compensation committees of the Board at the time of their resignations. There were no disagreements between the Company and Mr. Dicks or Mr. Grossman that caused or contributed to the resignation of Mr. Dicks or Mr. Grossman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION COMMUNICATION SERVICES, INC.

(Registrant)

Date: February 23, 2006	By:	/s/ Albert F. Richmond
Albert F. Richmond, Chief Executive Officer